Exhibit 99.2


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                                                Ford Motor Company
                                            SELECTED CONSOLIDATED DETAIL
                                            ----------------------------
                                               2001 Compared with 2000

                                                                Third Quarter                          Nine Months
                                                           -------------------------------       -----------------------------
                                                              2001              2000               2001             2000
                                                           --------------    -------------       ------------    -------------
Worldwide vehicle unit sales of
 cars and trucks (in thousands)
- North America                                                  933             1,104               3,178           3,724
- Outside North America                                          580               572               2,005           1,861
                                                              ------            ------              ------          ------
    Total                                                      1,513             1,676               5,183           5,585
                                                              ======            ======              ======          ======

Sales and revenues (Mils.)
- Automotive                                               $  28,554         $  32,582           $  97,756       $ 106,123
- Financial Services                                           7,998             7,473              23,556          21,335
                                                           ---------         ---------           ---------       ---------
    Total                                                  $  36,552         $  40,055           $ 121,312       $ 127,458
                                                           =========         =========           =========       =========

Net income (Mils.)
- Automotive                                               $  (1,054)        $     391           $  (1,559)      $   2,995
- Financial Services                                             362               497               1,174           1,338
                                                           ---------         ---------           ---------       ---------
   Income from continuing operations                            (692)              888                (385)          4,333
- Discontinued operation (Visteon)                                 -                 -                   -             309
- Loss on spin-off of Visteon                                      -                 -                   -          (2,252)
                                                           ---------         ---------           ---------       ---------
    Total net income                                       $    (692)        $     888           $    (385)      $   2,390
                                                           =========         =========           =========       =========

Adjusted net income from
 continuing operations (Mils.) a/                          $    (502)        $     994           $      78       $   5,458

Unusual items (Mils.)
- SFAS 133                                                 $       9         $       -           $    (150)      $       -
- E-commerce and Automotive-related ventures                    (199)                -                (199)              -
- Mazda restructuring actions                                      -                 -                (114)              -
- Land Rover inventory profit reduction                            -              (106)                  -            (106)
- European charges                                                 -                 -                   -          (1,019)
                                                           ---------         ---------           ---------       ---------
    Total unusual items                                    $    (190)        $    (106)          $    (463)      $  (1,125)
                                                           =========         =========           =========       =========

Capital expenditures (Mils.)
- Automotive                                               $   1,408         $   1,932           $   3,994       $   4,884
- Financial Services                                             199               102                 428             565
                                                           ---------         ---------           ---------       ---------
    Total                                                  $   1,607         $   2,034           $   4,422       $   5,449
                                                           =========         =========           =========       =========

Automotive capital expenditures as a
 percentage of sales                                             4.9%              5.9%                4.1%            4.6%

Automotive net cash at September 30 (Mils.)
- Cash and marketable securities                           $  13,002         $  18,599           $  13,002       $  18,599
- VEBA                                                         2,213             2,879               2,213           2,879
                                                           ---------         ---------           ---------       ---------
   Gross cash including VEBA                                  15,215            21,478              15,215          21,478
- Debt                                                        12,087            11,987              12,087          11,987
                                                           ---------         ---------           ---------       ---------
   Automotive net cash including VEBA                      $   3,128         $   9,491           $   3,128       $   9,491
                                                           =========         =========           =========       =========

After-tax return on sales
- North American Automotive                                    (5.2)%              3.3%              (2.2)%            5.5%
- Total Automotive                                             (3.7)%              1.2%              (1.6)%            2.9%

AMOUNTS PER SHARE OF COMMON AND CLASS B
STOCK AFTER PREFERRED STOCK DIVIDENDS
Income assuming dilution
- Automotive                                               $   (0.58)        $    0.23           $   (0.85)      $    2.17
- Financial Services                                            0.20              0.30                0.64            0.97
                                                           ----------        ---------           ---------       ---------
   Subtotal                                                    (0.38)             0.53               (0.21)           3.14
- Discontinued operation (Visteon)                                 -                 -                   -            0.23
- Loss on spin-off of Visteon                                      -                 -                   -           (1.64)
                                                           ---------         ---------           ---------       ---------
    Total                                                  $   (0.38)        $    0.53           $   (0.21)      $    1.73
                                                           =========         =========           =========       =========

Adjusted net income from
 continuing operations a/                                  $   (0.28)        $    0.50     b/    $    0.04       $    2.61     b/

Unusual items
- SFAS 133                                                 $    0.01         $       -           $   (0.08)      $       -
- E-commerce and Automotive-related ventures                   (0.11)                                (0.11)
- Mazda restructuring actions                                      -                 -               (0.06)              -
- Land Rover inventory profit reduction                            -             (0.05)    b/            -           (0.05)    b/
- European charges                                                 -                 -                   -           (0.49)    b/
                                                           ---------         ---------           ---------       ---------
    Total unusual items                                    $   (0.10)        $   (0.05)    b/    $   (0.25)      $   (0.54)    b/
                                                           =========         =========           =========       =========
Cash dividends                                             $    0.30         $    0.50           $    0.90       $    1.50

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a/   Excludes unusual items disclosed by the Company.
b/ In addition to excluding unusual items affecting income, also treats the Value Enhancement Plan like a stock split and share repurchase.

Prior periods have been restated.